Investor Presentation SECOND QUARTER 2019 RESULTS SECOND QUA RTER 2019

Cautionary Notice Regarding Forward-Looking Statements This press release contains “forward-looking statements” within the meaning, and protections, of the failure of assumptions and estimates, as well as differences in, and changes to, economic, market Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and credit conditions; the impact on the valuation of our investments due to market volatility or including, without limitation, statements about future financial and operating results, cost savings, counterparty payment risk; statutory and regulatory dividend restrictions; increases in regulatory enhanced revenues, economic and seasonal conditions in our markets, and improvements to reported capital requirements for banking organizations generally; the risks of mergers, acquisitions and earnings that may be realized from cost controls, tax law changes, and for integration of banks that we divestitures, including our ability to continue to identify acquisition targets and successfully acquire have acquired, or expect to acquire, as well as statements with respect to Seacoast's objectives, desirable financial institutions; changes in technology or products that may be more difficult, costly, or strategic plans, including Vision 2020, expectations and intentions and other statements that are not less effective than anticipated; our ability to identify and address increased cybersecurity risks; historical facts. Actual results may differ from those set forth in the forward-looking statements. inability of our risk management framework to manage risks associated with our business; dependence on key suppliers or vendors to obtain equipment or services for our business on Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, acceptable terms; reduction in or the termination of our ability to use the mobile-based platform that expectations, anticipations, assumptions, estimates and intentions about future performance, and is critical to our business growth strategy; the effects of war or other conflicts, acts of terrorism, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, natural disasters or other catastrophic events that may affect general economic conditions; and which may cause the actual results, performance or achievements of Seacoast to be materially unexpected outcomes of, and the costs associated with, existing or new litigation involving us; our different from future results, performance or achievements expressed or implied by such forward- ability to maintain adequate internal controls over financial reporting; potential claims, damages, looking statements. You should not expect us to update any forward-looking statements. penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that our deferred tax assets could be reduced if All statements other than statements of historical fact could be forward-looking statements. You can estimates of future taxable income from our operations and tax planning strategies are less than identify these forward-looking statements through our use of words such as “may”, “will”, currently estimated and sales of our capital stock could trigger a reduction in the amount of net “anticipate”, “assume”, “should”, “support”, “indicate”, “would”, “believe”, “contemplate”, “expect”, operating loss carryforwards that we may be able to utilize for income tax purposes; the effects of “estimate”, “continue”, “further”, “plan”, “point to”, “project”, “could”, “intend”, “target” or other competition from other commercial banks, thrifts, mortgage banking firms, consumer finance similar words and expressions of the future. These forward-looking statements may not be realized companies, credit unions, securities brokerage firms, insurance companies, money market and other due to a variety of factors, including, without limitation: the effects of future economic and market mutual funds and other financial institutions operating in our market areas and elsewhere, including conditions, including seasonality; governmental monetary and fiscal policies, including interest rate institutions operating regionally, nationally and internationally, together with such competitors policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory offering banking products and services by mail, telephone, computer and the Internet; and the failure changes; changes in accounting policies, rules and practices; the risks of changes in interest rates on of assumptions underlying the establishment of reserves for possible loan losses. the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of All written or oral forward-looking statements attributable to us are expressly qualified in their the yield curve; uncertainty related to the impact of LIBOR calculations on securities and loans; entirety by this cautionary notice, including, without limitation, those risks and uncertainties changes in borrower credit risks and payment behaviors; changes in the availability and cost of credit described in our annual report on Form 10-K for the year ended December 31, 2018 under “Special and capital in the financial markets; changes in the prices, values and sales volumes of residential and Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors”, and otherwise in our commercial real estate; our ability to comply with any regulatory requirements; the effects of SEC reports and filings. Such reports are available upon request from the Company, or from the problems encountered by other financial institutions that adversely affect us or the banking industry; Securities and Exchange Commission, including through the SEC’s Internet website at www.sec.gov. our concentration in commercial real estate loans; SE C O ND QUART E R 2019 2

Agenda 1 ABOUT SEACOAST BANK 2 COMPANY PERFORMANCE 3 SEACOAST’S DIFFERENTIATED STRATEGY 4 OUTLOOK SECOND QUA RTER 2019 3 3

Seacoast Has a Valuable and Growing Florida Franchise Seacoast Customer Map • $6.8 billion in assets as of June 30, • Investing in business banking and 2019 operating in the nation’s third- innovative customer analytics most populous state ORLANDO MSA • Growth-oriented culture, • Strong and growing presence in four engaged associate base, strong PORT ST LUCIE MSA of Florida’s most attractive MSAs customer advocacy TAMPA BAY MSA • #1 Florida based bank in the Orlando MSA • Active board with diverse range • Growing share in West Palm Beach of experience and expertise • #2 share in Port St Lucie MSA • Growing presence in Tampa MSA • Market Cap: $1.3 billion as of June 30, 2019 Benefiting from Balanced Growth Strategy; Attractive Geography; Investments in WEST PALM BEACH, Customer Analytics and Business Banking; and a disciplined Acquisition Strategy FORT LAUDERDALE MSA SECOND QUA RTER 2019 4

Agenda 1 ABOUT SEACOAST BANK 2 COMPANY PERFORMANCE 3 SEACOAST’S DIFFERENTIATED STRATEGY 4 OUTLOOK SECOND QUAR TER 2019 5

Second Quarter Highlights WITH A GROWING PRESENCE IN FLORIDA'S MOST ATTRACTIVE MARKETS, SEACOAST IS ONE OF FLORIDA'S TOP-PERFORMING BANKING FRANCHISES • Earnings per share totaled $0.45 on a GAAP basis and $0.50 on an adjusted basis1 • On a GAAP basis, ended the quarter at 1.50% Return on Tangible Assets (ROTA), 14.3% Return on Average Tangible Common Equity, and 53.5% efficiency ratio. On an adjusted basis, first quarter results were 1.59% adjusted ROTA1, 15.2% adjusted ROTCE1, and 51.4% adjusted efficiency ratio1 • New loan originations of $407 million, resulting in net loan growth of 5% on an annualized basis, overcoming a $59 million increase in early loan payoffs. • Noninterest income to total revenue (excluding securities losses) improved to 19%, from 17% in the prior quarter, primarily the result of strong performance in mortgage banking and wealth management • Year to date adjusted revenues1 increased 18% compared to the prior year while adjusted noninterest expense1 increased 10%, generating 8% operating leverage • On a GAAP basis, noninterest expense declined $2.1 million, sequentially, and adjusted noninterest expense1 declined $3.1 million, the result of our continued focus on streamlining operations 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures” SECOND QUA RTER 2019 6

Net Interest Income and Margin ($ In Thousands) • Net interest income1 totaled $60.2 million, down $0.6 million or 1% from the prior quarter and up $9.9 million or 20% from the second quarter of 2018. • Net interest margin1 decreased 8 basis points to 3.94% quarter-over-quarter. Removing accretion on acquired loans, the net interest margin decreased 9 basis points. 1Calculated on a fully taxable equivalent basis using amortized cost SE C O ND QUART E R 2019 7

Noninterest Income 1 Adjusted noninterest income1, which excludes losses on sales of securities, totaled $14.0 million, up $1.2 million, or 9%, sequentially and up $1.3 million, or 10%, compared to the prior year quarter. Quarter-over-quarter results include: Mortgage banking fees increased $0.6 million sequentially, reflecting increasing success in generating saleable mortgage volume. Service charges on deposits increased $0.2 million sequentially, in part the result of increased revenue from treasury products. ⦁ Wealth management income increased $0.2 million sequentially, attributed to continued growth in assets under management. ⦁ ⦁ 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP 2Other income includes marine finance fees, swap related income and other fees related to customer activity as well as losses SECOND QUARTER 2019 on sales of securities of $48 thousand in 2Q'18, $9 thousand in 1Q'19, and $466 thousand in 2Q'19 3Other income includes marine finance fees, swap related income and other fees related to customer activity 8

Noninterest Expense 1 Noninterest expense declined $2.1 million and adjusted noninterest expense1 declined $3.1 million sequentially. Changes quarter-over-quarter consisted of the following: Other expenses decreased $1.0 million sequentially, the result of our continued focus on efficiency and streamlining operations. Legal and professional fees declined $0.8 million sequentially, primarily due to higher expenses incurred in the first quarter of 2019 on projects in risk management ⦁ and lending operations, leading to the successful launch of our commercial digital origination platform. ⦁ Adjusted noninterest expense1 excludes $1.1 million in severance costs associated with the reduction of 50 full time equivalent employees as previously announced. The full benefit of the reduction in force should be realized in the third quarter. ⦁ 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP SECOND QUARTER 2019 2Other expense includes marketing expenses and other expenses associated with ongoing business operations. 9

Efficiency Ratio GAAP - Efficiency Adjusted - Efficiency1 • The efficiency ratio was 53.5% compared to 56.6% in the prior quarter and 58.4% in the second quarter of 2018. • The adjusted efficiency ratio1 was 51.4% compared to 55.8% in the prior quarter and 57.3% in the second quarter of 2018. • The reduction in both ratios was the outcome of our continued focus on streamlining operations, in combination with driving top- line revenue improvements. 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP SECOND QUARTER 2019 10

Loan Growth Momentum Continues, Supported by a Strong Florida Economy and Prudent Guardrails Total Loans Outstanding ($ in millions) • Second quarter loans totaled $4.9 billion, an increase of $914 million or 23% year-over-year. • New loan originations of $407 million, compared to $310 million in the prior quarter, resulted in net loan growth of 5% on an annualized basis, overcoming a $59 million increase in early payoffs when compared to the prior quarter. • Pipelines increased sequentially, and exiting the second quarter of 2019 were $262 million in commercial, $66 million in consumer and small business, and $51 million in residential. • The decline in loan yield sequentially reflects a decline across all points on the yield curve, affecting variable rate loans and add-on rates for new loans originated. Accretion on Acquired Loans SECOND QUARTER 2019 11

Solid Deposit Growth Reflects Strong Franchise Fundamentals and Positioning in Attractive Markets Deposits Outstanding ($ in millions) • Total deposits grew 3% on an annualized basis quarter- over-quarter, excluding the impact of a $99 million reduction in brokered time deposits. During the quarter we took advantage of lower rate advances from the Federal Home Loan Bank. • During the quarter we accelerated the acquisition of commercial customers, with business checking balances growing 8% on an annualized basis. • Transaction accounts represented 50% of total deposits and increased 15% year-over-year. • Overall cost of deposits increased to 76 basis points. Of 50% note, late in the quarter, deposit pressure began to abate. SECOND QUARTER 2019 12

Average Deposit Balances and Cost Deposit Mix and Cost of Deposits Trended Cost of Deposits 0.39% 0.43% 0.54% 0.67% 0.76% Our focus on organic growth and relationship-based funding, in combination with our innovative analytics platform, supports a well-diversified low-cost deposit portfolio. Our deposit beta continues to outperform our peers. SECOND QUARTER 2019 13

Credit Quality Net Charge-Offs ($ in thousands) Nonperforming Loans ($ in thousands) 1 ALLL ($ in thousands) Provision for Loan Losses ($ in thousands) Non-Acquired SECOND QUARTER 2019 1Includes charge off of $3.0 million for a single impaired loan. 14

Maintaining Strong Capital to Support Balanced Growth Opportunities Tangible Book Value / Book Value Per Share Tangible Common Equity / Tangible Assets Return on Tangible Common Equity Total Risk Based and Tier 1 Capital 1 SECOND QUARTER 2019 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP 15

We Remain Confident in our Ability to Achieve Our Vision 2020 Targets Vision 2020 Targets Return on Tangible Assets 1.30% + Return on Tangible Common Equity 16% + Efficiency Ratio Below 50% SECOND QUARTER 2019 16

Agenda 1 ABOUT SEACOAST BANK 2 COMPANY PERFORMANCE 3 SEACOAST’S DIFFERENTIATED STRATEGY 4 OUTLOOK SECOND QUA RTER 2019 17

Seacoast Executes a Differentiated Strategy from Other Community Banks Comprehensive Well-Positioned to Benefit Organic Growth Model from Florida Market Track Record of Value- Advanced Analytical and Creating Acquisitions Digital Capabilities Focused on Controls Experienced Board and Management Team Aligned With Shareholders SECOND QUA RTER 2019 18

Seacoast Executes a Customer Centric-Model for Profitable Organic Growth Meeting Customer Needs Profitability Through an Evolving Distribution Network BUSINESS CONSUMERS Operating Companies Mass Affluent, Affluent WHO WE SERVE LENDING DEPOSITS PAYMENTS WEALTH NEEDS WE MEET WE AIM TO BE PRIMARY ACQUIREACQUIRE CUSTOMERS DEEPENDEEPEN RELATIONSHIPS RELATIONSHIPS BROADENBROADEN SERVICES DISTRIBUTION NETWORK DIGITAL BRANCH ATMs CALL CENTER COMMERCIAL BANKING OFFICE SECOND QUA RTER 2019 19

Closer Look at Commercial Banking – Continued Evolution of Offerings and Delivery Model Expanded Product Launched Accelerate Offering to Include Scaled Small Business Expanded Central Florida Commercial Banking with Factoring and Asset Administration (SBA) and & Broward County three offices Based Lending Improved Capabilities customer base 2012 2013 2014 2015 2016 2017 2018 Expanded into Central Entered Small Entered Tampa Market Florida & Broward County Business Banking Through Two Bank Markets Acquisitions ------ Expanded Palm Beach County presence SECOND QUA RTER 2019 20

Commercial Banking Is Propelled by A Unique Value Proposition… Local Banks’ Technology Gap SEACOAST’S DIFFERENTIATED Mega Banks’ Shortfall VALUE PROPOSITION - High cost-to-serve diminishes - Disengaged from local markets ability to invest - Widening capabilities gap - Limited individual attention - Limited product offering BALANCED OFFERING - Inconsistent service levels - Inconvenient servicing - High associate turnover - Unsophisticated marketing & acquisition strategies Deep community roots coupled with technology and digital capabilities set Seacoast apart from local peers and larger competitors SECOND QUA RTER 2019 21

…And Is Focused on What STILL Matters Most to Business Owners Top Drivers of Increased Customer Wallet Share RELATIONSHIP MANAGER PURCHASE PROCESS • Teaches valuable things about the PRODUCT OFFERING business • Provides a quick purchase • Promotes continuous • Communicates the value received experience engagement in exchange for price • Easy-to-follow and • Solves problems in a clear • Offers a unique perspective on uncomplicated purchase and logical way business financial issues process • Provides products and • Negotiates by having great services that drive business knowledge outcomes Source: Gartner, Inc. SECOND QUA RTER 2019 22

Executing Seacoast’s Strategy Has Delivered Robust Results In Commercial Banking… $ Millions $ Millions $ Millions $2,549 $865 $553 $2,090 $730 $483 $432 $1,496 $489 2016 2017 2018 2016 2017 2018 2016 2017 2018 COMMERCIAL LOAN PORTFOLIO DEPOSITS ATTRIBUTABLE TO LOAN ORIGINATIONS COMMERCIAL BANK CUSTOMERS SECOND QUA RTER 2019 23

…And The Model Continues To Drive Efficiency $ Millions $ Millions Has grown by 56% since 2016 $62 $133 $134 $57 $43 $86 2016 2017 2018 2016 2017 2018 ASSETS PER OPERATIONS FTE ASSETS PER BANKER SECOND QUA RTER 2019 24

Seacoast Will Continue To Expand Business Banking With Best-In-Class Tools and Business Bankers TODAY 2019, LAYING THE FOUNDATION FOR GROWTH TOMORROW 2020+ ACCELERATING GROWTH EXPANDING OUR PRESENCE - Expand market coverage in Tampa and - Continued significant expansion, optimizing coverage in Broward County Tampa and Broward County with top talent from - Acquire Top Talent consolidated institutions and larger regional banks INSIGHTS & ANALYTICS - Predictive analytics detecting triggers, resulting in - Continue refinement of our commercial portal Banker outreach to secure sales opportunities, including providing bankers with quality leads & lending, deposits, wealth, and treasury customer expansion opportunities - Test & Learn campaigns to drive relationship expansion ENHANCED TOOLS & CAPABILITIES - Install and launch digital origination platform - Enabled pricing optimization driving loan profitability - Install and launch small business direct and higher risk adjusted spreads fulfillment platform - Continuous improvement of fulfillment accelerating deal - Install and launch enhanced pricing tool closings and pull through rates SECOND QUA RTER 2019 25

Attractive Opportunities Exist To Expand Business Banking in the Markets Seacoast Serves and Is Seeking To Enter TARGET MARKET # OF BANKERS FLORIDA MSAs OPPORTUNITY1 (Small Business & (# of Businesses) Commercial) Miami-Ft. Lauderdale-West Palm Beach2 150,770 27 Tampa-St. Petersburg-Clearwater 55,120 18 Orlando-Kissimmee-Sanford 45,097 30 Jacksonville & Deltona-Daytona Beach-Ormond Beach 40,756 3 Florida businesses in Seacoast industry strike zone North Port-Sarasota-Bradenton 22,118 - Cape Coral-Ft. Myers 16,282 - Port St. Lucie & Sebastian-Vero Beach 13,774 10 Palm Bay-Melbourne-Titusville 10,875 3 Naples-Immokalee-Marco Island 9,515 - Other 63,551 - TOTAL 427,858 91 1Source: S&P Global Market Intelligence, est. annual sales <=250MM. In accordance with Seacoast strike zone. SECOND QUA RTER 2019 2Bankers deployed in Broward County and Palm Beach County 26

Seacoast’s Community Bank Operates A Tested and Winning Strategy ACQUIRE THE RIGHT CUSTOMERS Targeted Expansion into Attractive Markets Expanding Analytic Capabilities Inform Outreach Campaigns ACQUIRE DEEPEN DEEPEN RELATIONSHIPS WITH EXISTING CUSTOMERS LOWER COST Cross Sell Opportunities Inside & Outside of Branch Product Structures Incentivize Relationship Deepening REPEAT LOWER THE COST TO SERVE Adoption of Lower Cost Servicing Channels – Mobile, ATM, Online Branch Rationalization Given Digital Adoption & Streamlined Operations REPEAT Strategy Applied to New Customers Sourced Organically & Through M&A Powered by a Winning Culture SECOND QUA RTER 2019 27

A Proven Approach to Customer Acquisition LEVERAGE SEACOAST VALUE TARGET THE RIGHT PROSPECTS PROMOTE CONSISTENTLY + PROPOSITION + Target Markets Florida Expertise & Brand Recognition Behavioral Insights Enhanced Convenience & Accessibility Buy Box Competitive & Comprehensive Product Set EFFECTIVE CUSTOMER ACQUISITION SECOND QUA RTER 2019 28

Digital Servicing Enables Migration to Low-Cost Channels 34% 45% 26% 41% 17% 37% ATM | Mobile | RDC Deposits 2020 VISION E-Sign 2016 2017 2018 2016 2017 2018 2020 VISION 47% 66% 43% 61% 55% 38% Consumer Mobile Consumer Online Adoption Adoption 2020 VISION 2016 2017 2018 2020 VISION 2016 2017 2018 16.1 45% 44% 13.7 12.5 Teller Transactions Mortgage Hub 34% OUTCOME per Customer 2016 2017 2018 VISION 2020 VISION 2016 2017 2018 SECOND QUA RTER 2019 29

As a Result, Seacoast Is Growing While Rationalizing Branches As of YE 2018, Deposits Increased 187% While Branches Increased Only 50% Since YE 2013 $5,177 $5,000 $ Millions $110 $4,593 $4,500 $102 $100 $4,000 $3,523 $90 $3,500 $90 $3,000 $2,844 $80 $2,500 $2,417 $75 $70 $2,000 $1,806 $1,500 $66 $60 $1,000 $56 $50 $500 $53 $0 $40 2013 2014 2015 2016 2017 2018 Total Deposits Deposits / Branch SEACOAST CREATES SHAREHOLDER VALUE VIA OPERATING LEVERAGE IN ITS BRANCH NETWORK SECOND QUA RTER 2019 30

Executing Seacoast’s Strategy Has Delivered Robust Results In Community Banking… $ Millions $ Millions $ Millions Have grown by 42% since 2016 Has grown by 44% since 2016 $2,276 $4,312 $108 $1,727 $3,863 $1,384 $88 3,034 $75 2016 2017 2018 2016 2017 2018 2016 2017 2018 LOAN PORTFOLIO TOTAL DEPOSITS ATTRIBUTABLE TO CUSTOMER CONTRIBUTION The Consumer, Small Business, & Mortgage CONSUMERS & SMALL BUSINESSES Contribution has increased by over loan book has increased by 64% since 2016 Deposits have increased by over $1 billion $30 million SECOND QUA RTER 2019 31

…And The Model Continues To Drive Efficiency $ Millions $ Thousands Surpassed the $100MM per branch milestone $360 $340 $320 $300 $280 $342 $102 $260 $90 $293 $240 $75 $262 $220 $200 2016 2017 2018 2016 2017 2018 DEPOSITS PER BRANCH REVENUE PER ASSOCIATE - Digital migration continues to drive branch efficiency - Empowered Associates - 36% growth since 2016 - Attracting The Right Talent SECOND QUA RTER 2019 32

Seacoast Is Well Positioned For Further Growth in Key Markets 2013 2018 2019 & Beyond Customer Footprint Customer Footprint Attractive Florida MSA’s Orlando Tampa/St Pete Palm Beach Mass (teal) Mass Affluent (orange) Affluent (green) SMART GROWTH IN DESIRABLE FLORIDA MSA’S FUTURE FOCUS MARKETS SECOND QUA RTER 2019 33

Wealth Management Represents a Significant Opportunity BUILT THE BUSINESS 2015/2016 $ Millions Significant investments to build the business, Allowing Seacoast to extract including hiring top talent and new leadership to added value from the prepare for future growth. franchise OPTIMIZED THE TEAM Expanded the team across the footprint and across 2017 Creating a differentiated $513 the state of Florida. team and capability relative $420 to peers DROVE MATERIAL GROWTH $304 $513MM in total fee based assets under 2018 management, drove $5.9MM of total revenue. While delivering on our return on capital objectives 2016 2017 2018 ASSETS UNDER MANAGEMENT 2022 TARGET 66,511 existing Seacoast customers have wealth 2022 Additional $200 million under management propensity, representing a powerful organic growth $1 BILLION + from 2016 to 2018 opportunity. SECOND QUA RTER 2019 34

Seacoast Executes a Differentiated Strategy from Other Community Banks Comprehensive Well-Positioned to Benefit Organic Growth Model from Florida Market Track Record of Value- Advanced Analytical and Creating Acquisitions Digital Capabilities Focused on Controls Experienced Board and Management Team Aligned With Shareholders SECOND QUA RTER 2019 35

Florida Is an Attractive Market, with a Healthy Economy, and Strong Population Growth Florida Snapshot Seacoast Customer Map •Florida GDP surpassed $1 trillion in mid 2018 •Florida GDP ranks fourth nationwide behind California, Texas and New York •If Florida were its own country, it would have the 17th largest economy in the world ahead of Saudi Arabia, Argentina and Switzerland •Florida’s economy generates $2.8 billion in GDP each day •Florida now the nation’s third most populous state SECOND QUA RTER 2019 Source: Federal Reserve Data, Florida Trend, Florida Business Journals 36

Florida Is a Growing Market Served by Dramatically Fewer Banks Florida GDP $ in Billions Number of Florida HQ’d Banks $1,100 300 $1,000 Florida GDP 250 $900 200 $800 $700 150 $600 # of Florida HQ’d Banks 100 $500 $400 50 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 SECOND QUA RTER 2019 Source: Federal Reserve Data 37

Seacoast Executes a Differentiated Strategy from Other Community Banks Comprehensive Well-Positioned to Benefit Organic Growth Model from Florida Market Track Record of Value- Advanced Analytical and Creating Acquisitions Digital Capabilities Focused on Controls Experienced Board and Management Team Aligned With Shareholders SECOND QUA RTER 2019 38

Seacoast Continues to Benefit from Value-Creating Acquisitions First GREEN Bank October 2018 20%+ average IRR 2018 20% NorthStar Bank Palm Beach Community Bank November 2017 October 2017 GulfShore Bank April 2017 largest Florida 2017 th headquartered publicly BMO Harris Bank 4 traded bank, up from 6th Orlando Operations Floridian Financial Group in 2014 June 2016 March 2016 2016 Grand Bank # Florida headquartered July 2015 1 bank in Orlando MSA 2015 #1 BankFIRST October 2014 2014 SECOND QUA RTER 2019 39

Seacoast Executes a Differentiated Strategy from Other Community Banks Comprehensive Well-Positioned to Benefit Organic Growth Model from Florida Market Track Record of Value- Advanced Analytical and Creating Acquisitions Digital Capabilities Focused on Controls Experienced Board and Management Team Aligned With Shareholders SECOND QUA RTER 2019 40

Seacoast's Approach to Customer Analytics Is a Unique Advantage

90 +YEARS

UNIFIED, HOLISTIC VIEW OF EACH CUSTOMER

- In-house analytical dataset of 27,000+ columns per customer
- Derived information such as Customer Contribution, Engagement Levels and Channel Preferences
- Over 20,000 lines of proprietary code (patent pending) developed to create this holistic view

DYNAMIC CUSTOMER LIFETIME VALUE (CLTV) MODEL

PATENT PENDING

- Dynamic view of each customer's value today and future potential
- Ability to see changes in customer value
- Customer level revenue and contribution
- Top movers and losers for value, revenue, deposits, loans

DRIVEN BY ANALYTIC MODELS AND MACHINE LEARNING

- Opportunity Sizing Engine: identify significant value gaps by comparing against lookalike customers
- Branch Network Optimization: estimate CLTV impact of consolidations and drivers of retention
- Test and Learn: evaluate impact of offers and strategies in terms of value generated
- Predictive Value Loss: identify and action CLTV losses before they occur

Seacoast BANKING CORPORATION OF FLORIDA

SECOND QUARTER 2019

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Unique Approach to Growing Customer Value Patent Pending Unlike Other Community Banks, Seacoast Uses its Vast Data Set and Machine Learning to Drive Value Creation BEHAVIORAL & FINANCIAL DATA CUSTOMER TREATMENT PLANS Current Customers • Face to Face1 • ATMs New Customers v • Outbound Call1 • Online Banking 1 Bank Acquisitions • Inbound Call • Direct Mail • Email • Mobile Banking A single view of the customer Multi-channel approach to connecting + Extensive use of advanced analytics customers with opportunities + + Three machine learning(1) models already in place 70 fully automated campaigns 1Proprietary tools developed by Seacoast SECOND QUA RTER 2019 42 XXXXXXX

Example of a Targeted, Multi-Channel Marketing Campaign Analytic models identify customers who have a LOC they are not using, triggering automated marketing campaign LOC usage campaign – delivered to eligible customers across multiple touchpoints EMAIL ATM MESSAGE FACE TO FACE INTERACTION DIGITAL BANKING OUTBOUND SALES CALL SECOND QUA RTER 2019 43

Seacoast’s Model Is Driving Incremental Results from Current Customers: No.1 – Consumer Loans Incremental growth among customers with over 6 months tenure Consumer Revolve and Installment – New Loan Dollars Per Tenured Customer Outcomes • 126% increase in loan production effectiveness • Directly supports loan granularity strategy • Leverages existing cost structure to drive new growth • $13 million in incremental NPV1 SECOND QUA RTER 2019 1Assumes loan spread is 3.5%, average life is 3.83 years, and NPV hurdle rate is 15% 44 XXXXXXX

Seacoast’s Model Is Driving Incremental Results from Current Customers. No. 2 – Consumer Deposits Incremental growth among customers with over 6 months tenure Consumer Deposits – New Deposit Dollars Per Tenured Customer Outcomes • 78% increase in deposit production effectiveness • Leverages existing cost structure to drive incremental deposits • $26 million in incremental NPV1 SECOND QUA RTER 2019 1Assumes deposit FTP is 3%, average life is 5 years, and NPV hurdle rate is 15% 45 XXXXXXX

Customers Value Seacoast’s Advice and Take Action Seacoast ) 80% 70% National Bank National Bank National Bank Regional Bank National Bank 60% Regional Bank National Bank Florida Bank 50% Regional Bank Regional Bank National Bank National Bank Florida Bank 40% National Bank Act on the financial advice received? (% yes (% received? advice financial the on Act 30% 10% 15% 20% 25% 30% 35% 40% 45% 50% Received any financial advice from a bank rep? (% yes) Source: JD Power 2018 RBS Study Wave 2. Results in Florida = 3,273 SECOND QUA RTER 2019 46 52

With a Single View of the Customer, Seacoast Has Greater Insight into Value Creation Than Its Peers A Few Examples of Opportunities within the Size of Audience Simulated Opportunity Existing Customer Base Increasing Deposits from existing customers 25% improvement = $60MM Number of current customers with balances below their 58,799 cohort group in NPV potential Increasing Loans from existing customers 25% improvement = $79MM Number of current customers in our credit strike zone with 30,916 no lending relationship with Seacoast in NPV potential Increasing our share of Wealth 5% Improvement =$12MM in Number of current customers with wealth propensity but no 66,511 wealth relationship with Seacoast annual potential fee revenue Seacoast has been very successful to date and has significant further opportunity to extract value from our customer base SECOND QUA RTER 2019 47 53

Seacoast Executes a Differentiated Strategy from Other Community Banks Comprehensive Well-Positioned to Benefit Organic Growth Model from Florida Market Track Record of Value- Advanced Analytical and Creating Acquisitions Digital Capabilities Focused on Controls Experienced Board and Management Team Aligned With Shareholders SECOND QUA RTER 2019 48

Seacoast's Philosophy Is Executed Through a Disciplined Credit Culture Focused on Six Key Tenets

1

DIVERSIFIED

- Focus on consumers and businesses with revenue under $50 million
- Granular and borrower quality targeted in lower PD strata
- House limits substantially lower than Legal Lending Limit

2

BALANCED

- Well-defined portfolio limits and active portfolio management avoid concentrations
- Total CRE below 230% and Construction below 65%
- AD&C loans are less than 10% of total loans

3

MEASURED

- Rigorously monitor for signs of stress individual loans and portfolio as a whole
- Risk Ratings generated by objective calculation
- Stress tests linked to capital plan

4

SKILLED

- Continuously recruiting high quality teammates
- Specialized units for construction loan administration, portfolio management and collections
- Distributed Regional Credit Officers for commercial lending, who report to Credit
- Centralized underwriting and approval for all consumer credit

5

ASSURED

- Weekly credit committees
- Continuous independent Loan Review
- Quarterly reviews of portfolio limits, concentration and performance

6

INGRAINED

- Governance via Board of Directors Credit Risk Committee
- Credit Culture is documented and reinforced throughout organization
- Playbooks assimilate for new associates via M&A

Seacoast BANKING CORPORATION OF FLORIDA
SECOND QUARTER 2019
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Guardrails, Analytics and Credit Culture Playbook Guide Execution Toward Building an Intentional Portfolio

90 +YEARS

EXPAND	GROW	SELECTIVE	CAUTION	AVOID
Highly attractive, expand and grow	Actively seek new customer relationships	Support customers with prudent underwriting, no underwriting exceptions	Requires strong balance sheet and high, liquid sponsorship, or reduce exposure	No interest in adding credit risk from these operating businesses
Medical	Healthcare Clinics & Labs	High-tech & Consulting	Bars & Restaurants	Hotels
Accounting	Veterinarians	Trucking	Educational Services	Marinas
Engineering	Home Maintenance	Contractors	Auto & Boat Dealers	Small Residential Units
Homeowner Associations	Wholesalers	Media & Advertising	Single Tenant Retail	Car Washes
Retail w/ credit tenants	Manufacturers	Stabilized Income Property	Speculative Construction	Independent Gas Stations

Seacoast BANKING CORPORATION OF FLORIDA
SECOND QUARTER 2019
50

Granularity & Lack of Concentration Are Hallmarks of the Seacoast Portfolio 14% 12% Largest Relationship as % of Capital $ Millions 10% $657 Avg Comm. Loan Size (Loans in Core) $ Thousands 8% 12.5% 9.5% 9.2% 6% 8.7% $354 4% 6.7% 6.6% 5.5% 4.7% 2% 3.8% 0% Dec-10 Dec-11 Dec-12 Dec-13 Dec-14 Dec-15 Dec-16 Dec-17 Dec-18 LARGEST SINGLE CUSTOMER $25 $21 $20 $20 $19 $18 $28 $26 $27 RELATIONSHIP $ MILLIONS SECOND QUA RTER 2019 51

Disciplined Portfolio Management Continues to Deliver Sound Mix Focus on C&I built mix from 10% to 14% of total loans while CRE remained flat, delivered through a distinctive, relationship-focused business model LOANS OUTSTANDING LOAN MIX $241 5% 6% 6% 5% $262 5% 6% 6% 5% 10% $689 12% 14% 15% $223 $233 21% $970 21% 20% $576 Consumer 21% Consumer $187 HELOC HELOC $164 C&I C&I $338 $792 OOCRE OOCRE $102 Residential 30% Residential $114 $1,328 26% 28% $214 $624 CRE 26% CRE $453 $1,009 $744 $649 29% $1,335 29% 26% 28% $984 $823 $624 2015 2016 2017 2018 2015 2016 2017 2018 $2,156 $2,880 $3,817 $4,825 SECOND QUA RTER 2019 52

Commercial Real Estate Exposure Is Moderate and Well Below 1 RegulatoryDOWNLOADS Thresholds CRE and AD&C ratios remain well below regulatory limits TOTAL CRE AS % OF RISK-BASED CAPITAL AD&C AS % OF RISK-BASED CAPITAL 300% Regulatory Guidance 100% Regulatory Guidance 250% 80% 216% 200% 60% 57% 150% 40% 100% 50% 20% = M&A conversions = M&A conversions 0% 0% Proven ability to consistently reduce exposure after Florida’s business growth and housing markets creating increases created via M&A activity opportunities to selectively grow construction loans 1. Acquisition, Development and Construction (AD&C) is defined as loans used for construction, land development and land acquisition. CRE SECOND QUA RTER 2019 is defined as loans secured by multifamily nonfarm nonresidential and loans for construction, land development and land acquisition. 53

Seacoast’s Model Is Built to Perform Through Business Cycles SELECTIVE on new construction projects (Residential and Commercial) Requiring more pre-sales and pre-leasing requirements on construction AVOID lending on HIGH RISK industries Increasing borrower equity requirements STRICTER COVENANTS on new deals Effectively shut down speculative construction CONTINUOUS active portfolio MONITORING for risk deterioration Deeper acquisition discounts using an adverse economic forecast SECOND QUA RTER 2019 54

Seacoast Executes a Differentiated Strategy from Other Community Banks Comprehensive Well-Positioned to Benefit Organic Growth Model from Florida Market Track Record of Value- Advanced Analytical and Creating Acquisitions Digital Capabilities Focused on Controls Experienced Board and Management Team Aligned With Shareholders SECOND QUA RTER 2019 55

Seacoast has a Revitalized Board, Aligned with Shareholders and Its Balanced Growth Strategy Dennis Arczynski Maryann Goebel Herb Lurie Robert Lipstein Bank Regulations Technology Financial Services / Financial Institutions July 2013 February 2014 Capital Markets Audit & SEC Compliance April 2016 May 2019 2013 2014 2015 2016 2017 2019 Julie Daum Jacqueline Bradley Al Monserrat Jacqueline Bradley Governance & Talent Wealth ManagementMay 2015 Technology & Sales October 2013 May 2015 February 2017 SECOND QUA RTER 2019 56

Seacoast’s Strategy To Sustain Value Creation Post 2020 Focus on Controls Complete Disciplined, Leverage Our Analytics Capabilities Accretive Acquisitions That To Expand Customer Relationships Expand Our Footprint Capitalize on Continue to Evolve Our Operating Advance Our Culture To Business Banking Opportunities Model to Drive Efficiency Ensure Consistent Execution SECOND QUA RTER 2019 57

Agenda 1 ABOUT SEACOAST BANK 2 COMPANY PERFORMANCE 3 SEACOAST’S DIFFERENTIATED STRATEGY 4 OUTLOOK SECOND QUA RTER 2019 58 65

Since 2014, Seacoast Has Scaled Its Business and Transformed Its Operating Model to Deliver Strong Returns $3.1B assets $3.5B assets $4.7B assets $5.8B assets $6.8B assets 2014 $456MM mkt cap 2015 $515MM mkt cap 2016 $839MM mkt cap 2017 $1.2B mkt cap 2018 $1.3 mkt cap 201481.3% efficiency 201568.5% efficiency 201664.7% efficiency 201758.9% efficiency 2018 54.8% efficiency Acquired data & analytics Expanded Small Business Consolidated banking Rolled out Vision 2020 Talent investments in talent focus governance & control, centers in non-core markets Focus on technology customer experience, and Built marketing automation iCat launch increased sales to invest in high growth infrastructure and resiliency and cross sale engine activity and improved markets technology Wealth Management execution Launched Connections Improved tools and built Built Data Management expansion sales capabilities in our call Migrated to digital team and competencies portal Call center expansion center Residential platform with Developed deeper Built proprietary expanded capabilities understanding of customer Scaled SBA and improved Commercial portal lifetime value capabilities SECOND QUA RTER 2019 59

Key Principles to Driving Long-Term Shareholder Value 1 Primary driver of growth will be strong performance from business units growing organically in robust Florida markets 2 Goal is to deliver profitability and growth to the maximum level while maintaining our conservative risk posture Acquisitions will be evaluated opportunistically when additive to profitability and efficiency metrics. We will remain 3 disciplined in our approach Complete Vision 2020 – Continue to build direct sales channels, streamline our processes to improve efficiency, and 4 grow top-line revenue using customer analytics Investing for Growth Beyond 2020 – Accelerate business banking franchise through teams and tools, accelerate 5 customer analytics capabilities, and take advantage of Florida’s fast growing economy SECOND QUA RTER 2019 60

Seacoast Is On Track To Achieve Vision 2020 Goals 68 Launched in 2017, Vision 2020 Connects Current and Planned Innovations with Necessary Changes in Our Business Vision 2020 Goals ROTA | 1.30%+ ROTCE | 16%+ Efficiency Ratio | Below 50 How We Sell How We Service How We Operate How We Scale and Evolve • Continue to develop direct sales • We are outpacing our peers in • Data analytics is driving top line our Culture channels and offerings based on engaging our customers with self- revenue, enhanced management • Our culture is a competitive customer needs and preferences serve options for routine banking decision making, and deeper advantage that differentiates us • Simplify processes for our customers needs customer penetration from the competition and bankers • This is creating the ability to reduce • We are making investments to • Culture doesn’t happen on its own, we will be deliberate in our efforts • Reduce our cost to acquire cost in the traditional model, and reduce product delivery times by to scale, evolve and sustain a culture relationships invest in personalized service for streamlining internal processes more complex transactions through technology and of empowered, engaged and reengineering customer obsessed teammates SECOND QUA RTER 2019 61

Seacoast Believes It Is Well Positioned to Outpace on Growth Expand Business Press the Accelerator Capitalize on Opportunistic Banking On Analytics Florida M&A Accelerate organic growth Drive our customer-centric Well-positioned to benefit Remain disciplined in through investments in approach, leveraging the from one of the fastest acquiring select institutions teams of business bankers proprietary analytics tools growing economies in the in Orlando, Palm Beach, in the fastest-growing we have developed world Broward, Tampa/St. markets in the US Petersburg, and southwest Florida SECOND QUA RTER 2019 62

2019 Outlook and Priorities 2019 Outlook • Loan growth in the mid to high single digits • Deposit growth target of 6% • Continue to drive risk adjusted spreads on lending • Maintain our conservative credit quality profile • Continue focus on building noninterest income as a percentage of overall revenue • Exit 2019 on track to achieve our Vision 2020 goals Key Growth and Expense Priorities • Hire 10 – 15 Business Bankers in 2019, expanding further in Tampa and Broward County • During the second quarter of 2019, our continued focus on efficiency and streamlining operations will result in a reduction of approximately 50 full time equivalent employees. This in combination with other expense initiatives, including two more banking center closures, will result in approximately a $10 million annual pre-tax expense reduction. • Complete digital end-to-end fulfillment for commercial banking and digital direct fulfillment for small business SECOND QUA RTER 2019 63

2020 and 2021+ Outlook and Priorities 2020 Outlook • Achieve Vision 2020 Goals • Continue focus on building noninterest income as a percentage of revenue • Accelerate fulfillment in commercial banking with new origination tools, and leverage the proprietary commercial portal to exploit relationship expansion • Accelerate fulfillment speeds in small business to deliver better customer experience and risk adjusted lending spreads • Maintain our conservative credit quality profile 2021 + Provide Top-Tier Performance for Shareholders • Deliver top tier shareholder returns, while maintaining our conservative credit quality profile • Greatly enhance the mix of direct digital sales volume compared to legacy branch acquisition • Use lessons learned through innovation in customer analytics to accelerate customer fulfillment and lead generation • Lead the community banking space in customer fulfillment, digitize and streamline processes • Continue to be Florida’s “bank of choice” in terms of customer satisfaction SECOND QUA RTER 2019 64

Contact Details: Seacoast Banking Corporation of Florida Charles M. Shaffer Executive Vice President Chief Financial Officer (772) 221-7003 Chuck.Shaffer@seacoastbank.com INVESTOR RELATIONS www.SeacoastBanking.com NASDAQ: SBCF SECOND QUA RTER 2019 65

Explanation of Certain Unaudited Non-GAAP Financial Measures This presentation contains financial information determined by These measures are also useful in understanding performance trends methods other than Generally Accepted Accounting Principles and facilitate comparisons with the performance of other financial (“GAAP”). The financial highlights provide reconciliations between institutions. The limitations associated with operating measures are GAAP net income and adjusted net income, GAAP income and the risk that persons might disagree as to the appropriateness of adjusted pretax, preprovision income. Management uses these non- items comprising these measures and that different companies GAAP financial measures in its analysis of the Company’s might define or calculate these measures differently. The Company performance and believes these presentations provide useful provides reconciliations between GAAP and these non-GAAP supplemental information, and a clearer understanding of the measures. These disclosures should not be considered an alternative Company’s performance. The Company believes the non-GAAP to GAAP. measures enhance investors’ understanding of the Company’s business and performance and if not provided would be requested by the investor community. SECOND QUARTER 2019 66

GAAP to Non-GAAP Reconciliation

(Amounts in thousands except per share data)	Quarterly Trend 2Q'19	1Q'19	4Q'18	3Q'18	2Q'18	Six Months Ended 2Q'19	2Q'18
Net Income	**$ 23,253**	**$ 22,705**	**$ 15,962**	**$ 16,322**	**$ 16,964**	**$ 45,958**	**$ 34,991**
Total noninterest income	13,577	12,836	12,714	12,291	12,721	26,413	25,017
Securities (gains)/losses, net	466	9	425	48	48	475	150
BOLI benefits on death (included in other income)	—	—	(280)	—	—	—	—
Total Adjustments to Noninterest Income	466	9	145	48	48	475	150
Total Adjusted Noninterest Income	**14,043**	**12,845**	**12,859**	**12,339**	**12,769**	**26,888**	**25,167**
Total noninterest expense	41,000	43,099	49,464	37,399	38,246	84,099	75,410
Merger related charges	—	(335)	(8,034)	(482)	(695)	(335)	(1,165)
Amortization of intangibles	(1,456)	(1,458)	(1,303)	(1,004)	(1,004)	(2,914)	(1,993)
Branch reductions and other expense initiatives	(1,517)	(208)	(587)	—	—	(1,725)	—
Total Adjustments to Noninterest Expense	(2,973)	(2,001)	(9,924)	(1,486)	(1,699)	(4,974)	(3,158)
Total Adjusted Noninterest Expense	**38,027**	**41,098**	**39,540**	**35,913**	**36,547**	**79,125**	**72,252**
Income Taxes	6,909	6,409	4,930	4,358	5,189	13,318	10,971
Tax effect of adjustments	874	510	2,623	230	443	1,384	981
Taxes and tax penalties on acquisition-related BOLI redemption	—	—	(485)	—	—	—	—
Effect of change in corporate tax rate	—	—	—	—	—	—	(248)
Total Adjustments to Income Taxes	874	510	2,138	230	443	1,384	733
Adjusted Income Taxes	7,783	6,919	7,068	4,588	5,632	14,702	11,704
Adjusted Net Income	**$ 25,818**	**$ 24,205**	**$ 23,893**	**$ 17,626**	**$ 18,268**	**$ 50,023**	**$ 37,566**
Earnings per diluted share, as reported	$ 0.45	$ 0.44	$ 0.31	$ 0.34	$ 0.35	0.88	0.73
Adjusted Earnings per Diluted Share	**0.50**	**0.47**	**0.47**	**0.37**	**0.38**	**0.96**	**0.79**
Average shares outstanding	51,952	52,039	51,237	48,029	47,974	51,998	47,828

Seacoast BANKING CORPORATION OF FLORIDA SECOND QUARTER 2019

67

GAAP to Non-GAAP Reconciliation

90 +YEARS

(Amounts in thousands except per share data)	Quarterly Trend 2Q'19	1Q'19	4Q'18	3Q'18	2Q'18	Six Months Ended 2Q'19	2Q'18
Adjusted Noninterest Expense	$ 38,027	$ 41,098	$ 39,540	$ 35,913	$ 36,547	$ 79,125	$ 72,252
Foreclosed property expense and net gain/(loss) on sale	174	40	—	137	(405)	214	(597)
Net Adjusted Noninterest Expense	**$ 38,201**	**$ 41,138**	**$ 39,540**	**$ 36,050**	**$ 36,142**	**$ 79,339**	**$ 71,655**
Revenue	$ 73,713	$ 73,610	$ 72,698	$ 63,853	$ 62,928	$ 147,323	$ 124,986
Total Adjustments to Revenue	466	9	145	48	48	475	150
Impact of FTE adjustment	83	87	116	147	87	170	178
Adjusted Revenue on a fully taxable equivalent basis	**$ 74,262**	**$ 73,706**	**$ 72,959**	**$ 64,048**	**$ 63,063**	**$ 147,968**	**$ 125,314**
Adjusted Efficiency Ratio	**51.44%**	**55.81%**	**54.19%**	**56.29%**	**57.31%**	**53.62%**	**57.18%**
Average Assets	$ 6,734,994	$ 6,770,978	$ 6,589,870	$ 5,903,327	$ 5,878,035	$ 6,752,886	$ 5,864,934
Less average goodwill and intangible assets	(228,706)	(230,066)	(213,713)	(165,534)	(166,393)	(229,382)	(166,762)
Average Tangible Assets	**$ 6,506,288**	**$ 6,540,912**	**$ 6,376,157**	**$ 5,737,793**	**$ 5,711,642**	**$ 6,523,504**	**$ 5,698,172**
Return on Average Assets (ROA)	1.38%	1.36%	0.96%	1.10%	1.16%	1.37%	1.20%
Impact of removing average intangible assets and related amortization	0.12	0.12	0.09	0.08	0.08	0.12	0.09
Return on Average Tangible Assets (ROTA)	1.50	1.48	1.05	1.18	1.24	1.49	1.29
Impact of other adjustments for Adjusted Net Income	0.09	0.02	0.44	0.04	0.04	0.06	0.04
Adjusted Return on Average Tangible Assets	**1.59**	**1.50**	**1.49**	**1.22**	**1.28**	**1.55**	**1.33**
Average Shareholders' Equity	$ 911,479	$ 879,564	$ 827,759	$ 728,290	$ 709,674	$ 895,610	$ 702,497
Less average goodwill and intangible assets	(228,706)	(230,066)	(213,713)	(165,534)	(166,393)	(229,382)	(166,762)
Average Tangible Equity	**$ 682,773**	**$ 649,498**	**$ 614,046**	**$ 562,756**	**$ 543,281**	**$ 666,228**	**$ 535,735**
Return on Average Shareholders' Equity	10.23%	10.47%	7.65%	8.89%	9.59%	10.35%	10.04%
Impact of removing average intangible assets and related amortization	4.07	4.39	3.29	3.15	3.49	4.22	3.69
Return on Average Tangible Common Equity (ROTCE)	14.30	14.86	10.94	12.04	13.08	14.57	13.73
Impact of other adjustments for Adjusted Net Income	0.87	0.25	4.50	0.39	0.41	0.57	0.41
Adjusted Return on Average Tangible Common Equity	**15.17**	**15.11**	**15.44**	**12.43**	**13.49**	**15.14**	**14.14**

Seacoast BANKING CORPORATION OF FLORIDA SECOND QUARTER 2019 68

GAAP to Non-GAAP Reconciliation Quarterly Trend Six Months Ended (Amounts in thousands except per share data) 2Q'19 1Q'19 4Q'18 3Q'18 2Q'18 2Q'19 2Q'18 Loan interest income excluding accretion on acquired loans $ 58,169 $ 58,397 $ 55,470 $ 46,349 $ 44,341 $ 116,568 $ 87,817 Accretion on acquired loans 4,166 3,938 4,089 2,453 2,208 8,103 4,016 Loan interest income $ 62,335 $ 62,335 $ 59,559 $ 48,802 $ 46,549 $ 124,671 $ 91,833 Yield on loans excluding accretion on acquired loans 4.82% 4.89% 4.77% 4.59% 4.50% 4.86% 4.53% Impact of accretion on acquired loans 0.34 0.33 0.35 0.24 0.23 0.33 0.21 Yield on loans 5.16 5.22 5.12 4.83 4.73 5.19 4.74 Net interest income excluding accretion on acquired loans $ 56,053 $ 56,923 $ 56,011 $ 49,256 $ 48,086 $ 116,962 $ 96,131 Accretion on acquired loans 4,166 3,938 4,089 2,453 2,208 4,118 4,016 Net Interest Income $ 60,219 $ 60,861 $ 60,100 $ 51,709 $ 50,294 $ 121,080 $ 100,147 Net interest margin excluding accretion on acquired loans 3.67% 3.76% 3.73% 3.64% 3.60% 3.71% 3.63% Impact of accretion on acquired loans 0.27 0.26 0.27 0.18 0.17 0.27 0.15 Net Interest Margin 3.94 4.02 4.00 3.82 3.77 3.98 3.78 SECOND QUARTER 2019 69